Exhibit 10(r)

                            Amendment
                               to
               to the Employment Agreement between
                 SafeCard Services, Incorporated
                        and John R. Birk


     WHEREAS, on September 14, 1994, SafeCard Services,
Incorporated (the "Company") entered into an Employment Agreement with John R. Birk to serve as President and Chief Executive Officer of Wright Express Corporation, a wholly owned subsidiary of the Company.

     WHEREAS, as of January 1, 1995, the Company promoted John R.
Birk to President and Chief Operating Officer of the Company.

     NOW THEREFORE, to revise the Employment Agreement to reflect the foregoing promotion, the Employment Agreement between the Company and John R. Birk hereby is amended as follows:


1.   Section 2.01 shall be replaced with the following:

     2.01 Position. The Executive shall be employed as the President and Chief Operating Officer of the Company or shall have such other position as is mutually agreed to by the Executive and the Company from time to time.

2. Section 3.01 shall be amended such that the rate of Base Salary shall be increased from $275,000 to $365,050 per annum.

3. The following sentence shall be added as the second sentence of Section 4.01:

     As of December 9, 1994, the Executive shall be granted additional options to purchase 150,000 shares of the common stock of the Company subject to the terms and conditions set forth in the option agreements attached as Exhibits
     4 and 5 hereto and made a part hereof.

4. Section 4.04 shall be amended such that the face amount of the term life insurance policies on the life of the Executive is not less than $1,250,000.

5. Section 7.05(a)(i) shall be replaced with the following:

     (i)  The assignment to the Executive by the
          Company of duties inconsistent with the
          Executive's duties and responsibilities
          (including reporting responsibilities and relationships) as President and Chief
          Operating Officer of the Company (or such other position to which the Executive may be promoted from time to time) or any adverse change to the Executive's title or any material reduction in his duties or responsibilities, except in connection with the termination of the Executive's employment for Cause, Disability or as a result of the Executive's death or by the Executive other than for Good Reason;


                    SAFECARD SERVICES, INCORPORATED


                    By:  PAUL G. KAHN
                       ------------------------------
                         Paul G. Kahn
                         Chief Executive Officer




                         JOHN R. BIRK
                       -------------------------------
                         John R. Birk
                         Executive



                                                        Exhibit 5

                     STOCK OPTION AGREEMENT
                        FOR JOHN R. BIRK


     THIS AGREEMENT, made as of December 9, 1994 (the "Grant
Date"), between SafeCard Services, Incorporated, a Delaware corporation (the "Company") and John R. Birk (the "Optionee").

     WHEREAS, the Company has adopted the 1994 Long Term
Stock-Based Incentive Plan (the "Plan") in order to provide additional incentive to selected officers, employees and directors of the Company; and

     WHEREAS, the committee responsible for administration of the Plan has determined to grant an option to the Optionee as provided herein;

     NOW, THEREFORE, the parties hereto agree as follows:


     1.   Grant of Option.
          ----------------

          1.1 The Company hereby grants the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of 90,000 whole shares of common stock of the Company, par value $.01 ("Shares"), subject to approval by the Company's stockholders of the issuance of additional shares of common stock of the Company pursuant to the Plan and further subject to, and in accordance with, the terms and conditions set forth in this Agreement.

          1.2 The Option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     2.   Purchase Price.
          ---------------

     The price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option shall be the closing price per Share on the New York Stock Exchange on the Grant Date,
$15.875.

     3.   Duration of Option.
          -------------------

     The Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Grant Date (the "Exercise Term"); provided, however, that the Option may be earlier terminated as provided in Section 6 thereof.

     4.   Exercisability of Option.
          -------------------------

     Unless otherwise provided in this Agreement, the Option shall entitle the Optionee to purchase, in whole at any time or in part from time to time, 25% of the total number of Shares covered by the Option after the expiration of one (1) year from the Grant Date and an additional 25% of the total number of Shares covered by the Option after the expiration of each of the second, third and fourth anniversaries of the Grant Date, and each such right of purchase shall be cumulative and shall continue, unless sooner exercised or terminated as herein provided, during the remaining period of the Exercise Term. Any fractional number of shares resulting from the application of the percentages set forth in this Section 4 shall be rounded to the next higher whole number of Shares.

     5.   Manner of Exercise and Payment.
          -------------------------------

          5.1 Subject to the terms and conditions of this Agreement, the Option may be exercised by delivery of written notice to the Company, at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Committee, such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and
(ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

          5.2 The notice of exercise described in Section 5.1 shall be accompanied by payment of the full purchase price for the Shares in respect of which the Option is being exercised, in cash or by certified check.

          5.3 Upon receipt of the notice of exercise and any payment or other documentation as may be necessary pursuant to
Section 5.2 or the plan relating to the Shares in respect of which the Option is being exercised, the Company shall take such action as may be necessary to effect the transfer to the Optionee of the number of Shares as to which such exercise was effective.

          5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

     6.   Termination of Employment.
          --------------------------

          6.1 Voluntary Resignation for Good Reason or Termination other than for Cause, Death or Disability. In the event the Company terminates the Optionee's employment other than for Cause, death or Disability (as defined in the Employment Agreement), or if the Optionee terminates his employment for Good Reason (as defined in the Employment Agreement) the Option, to the extent not yet vested shall fully vest, and the Optionee may at any time within thirty (30) days after such termination, exercise the Option.

          6.2 Death or Disability. In the event of the Disability of the Optionee or in the event the employment of the Optionee is terminated as a result of his death, the Optionee may at any time within one (1) year after such Disability or termination of employment, exercise the Option to the extent, but only to the extent, that the Option or portion thereof was exercisable on the date of such Disability or termination of employment. In the event of the Optionee's death, the Option shall be exercisable, to the extent provided in the Plan and this Agreement by the legatee or legatees under the Optionee's will, or by the Optionee's personal representatives or distributees, and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein.

          6.3 Expiration of Employment Term. In the event the Optionee's Employment Term (as defined in Section 1.01 of the Employment Agreement) is not extended, the Option to the extent not yet vested shall vest and the Optionee may at any time up to thirty
(30) days after the expiration of the Employment Term, exercise the Option.

          6.4 Other Termination of Employment. If the employment of the Optionee is terminated for any reason other than the reasons set forth in Sections 6.1., 6.2 and 6.3, the Option shall terminate on the date of the Optionee's termination of employment whether or not exercisable.

     7.   Effect of Change in Control.
          ----------------------------

     Notwithstanding anything to the contrary contained in this Agreement, in the event of a Change in Control (as defined in the Employment Agreement), the Option, to the extent not yet vested, shall fully vest and shall become immediately and fully exercisable.

     8.   Nontransferability.
          -------------------

     The Option shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.

     9.   No Right to Continued Employment.
          ---------------------------------

     Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company.

     10.  Adjustments.
          ------------

     In the event of a Change in Capitalization, the committee administering the Plan may make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities. The committee's adjustment shall be made in accordance with the provisions of the Plan and shall be final and binding for all purposes of the Plan and this Agreement.



     11.  Optionee Bound by the Plan.
          ---------------------------

     The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

     12.  Modification of Agreement.
          --------------------------

     This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

     13.  Severability.
          -------------

     Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

     14.  Governing, Law.
          ---------------

     The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

     15.  Successors in Interest.
          -----------------------

     This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

     16.  Resolution of Disputes.
          -----------------------

     Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the committee administering the Plan. Any determination made hereunder shall be final, binding and conclusive on the Optionee and Company for all purposes.






                              SAFECARD SERVICES, INCORPORATED




                              By:  PAUL G. KAHN
                                 ---------------------------
                                   Paul G. Kahn
                                   Chief Executive Officer




                                   JOHN R. BIRK
                                 ---------------------------
                                   John R. Birk
                                   Optionee




                                                       Exhibit  6

                     STOCK OPTION AGREEMENT
                        FOR JOHN R. BIRK


     THIS AGREEMENT, made as of December 9, 1994 (the "Grant
Date"), between SafeCard Services, Incorporated, a Delaware corporation (the "Company"), and John R. Birk (the "Optionee").

     WHEREAS, the Company has adopted the 1994 Long Term
Stock-Based Incentive Plan (the "Plan") in order to provide additional incentive to selected officers, employees and directors of the Company; and

     WHEREAS, the committee responsible for administration of the Plan has determined to grant an option to the Optionee as provided herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.    Grant of Option.
           ----------------

          1.1 The Company hereby grants Optionee the right and option (the "Option") to purchase all or any part of an aggregate of 60,000 whole shares of common stock of the Company, par value $.01 ("Shares"), subject to approval by the Company's stockholders of the issuance of additional shares of common stock of the Company pursuant to the Plan and further subject to, and in accordance with, the terms and conditions set forth in this Agreement.


          1.2 The Option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     2.   Purchase Price.
          ---------------

     The price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option shall be the closing price per Share on the New York Stock Exchange on the Grant Date,
$15.875.

     3.   Duration of Option.
          -------------------

     The Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Grant Date (the "Exercise Term"); provided, however, that the Option may be earlier terminated as provided in Section 6 hereof.

     4.   Exercisability of Option.
          -------------------------

     Unless otherwise provided in this Agreement, the Option shall entitle the Optionee to purchase, in whole at any time or in part from time to time, 20,000 Shares when the price of the Shares has traded at or above $21.00 for twenty (20) consecutive trading days; 20,000 Shares when the price of the Shares has traded at or above $24.00 for twenty (20) consecutive trading days; and 20,000 Shares when the price of the Shares has traded at or above $27.00 for twenty (20) consecutive trading days; provided, however, that the Option may not be exercised, in whole or in part, prior to the first anniversary of the Grant Date, and provided further, that the Option shall in all events fully vest on the ninth anniversary of the Grant Date. For purposes of this Section 4, each trading day on which the Company has acquired Shares in market transactions, whether pursuant to a stock repurchase program or otherwise, shall be excluded from the calculation of consecutive trading days.

     5.   Manner of Exercise and Payment.
          -------------------------------

          5.1 Subject to the terms and conditions of this Agreement, the Option may be exercised by delivery of written notice to the Company, at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Committee, such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and
(ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

          5.2 The notice of exercise described in Section 5.1 shall be accompanied by payment of the full purchase price for the Shares in respect of which the Option is being exercised, in cash or by certified check.

          5.3 Upon receipt of the notice of exercise and any payment or other documentation as may be necessary pursuant to
Section 5.2 or the Plan relating to the Shares in respect of which the Option is being exercised, the Company shall take such action as may be necessary to effect the transfer to the Optionee of the number of Shares as to which such exercise was effective.

          5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

     6.   Termination of Employment.
          --------------------------

          6.1 Voluntary Resignation for Good Reason or Termination other than for Cause, Death or Disability. In the event the Company terminates the Optionee's employment other than for Cause (as defined in the Employment Agreement), death or Disability (as defined in the Employment Agreement), or if the Optionee terminates his employment for Good Reason (as defined in the Employment Agreement) the Option, to the extent not yet vested shall fully vest, and the Optionee may at any time within thirty (30) days after such termination, exercise the Option.

          6.2 Death or Disability. In the event of the Disability of the Optionee or in the event the employment of the Optionee is terminated as a result of his death, the Optionee may at any time within one (1) year after such Disability or termination of employment, exercise the Option to the extent, but only to the extent, that the Option or portion thereof was exercisable on the date of such Disability or termination of employment. In the event of the Optionee's death, the Option shall be exercisable, to the extent provided in the Plan and this Agreement, by the legatee or legatees under the Optionee's will, or by the Optionee's personal representatives or distributees, and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein.

          6.3 Other Termination of Employment. If the employment of the Optionee is terminated for any reason other than the reasons set forth in Sections 6.1 and 6.2, the Option shall terminate on the date of the Optionee's termination of employment whether or not exercisable.

     7.   Effect of Change in Control.
          ----------------------------

     Notwithstanding anything to the contrary contained in this Agreement, in the event of a Change in Control (as defined in the Employment Agreement), the Option, to the extent not yet vested, shall fully vest and shall become immediately and fully exercisable.

     8.   Nontransferability.
          -------------------

     The Option shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.


     9.   No Right to Continued Employment.
          ---------------------------------

     Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company.

     10.  Adjustments.
          ------------

     In the event of a Change in Capitalization, the committee administering the Plan may make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities. The committee's adjustment shall be made in accordance with the provisions of the Plan and shall be final and binding for all purposes of the Plan and this Agreement.

     11.  Optionee Bound by the Plan.
          ---------------------------

     The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

     12.  Modification of Agreement.
          --------------------------

     This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.



     13.  Severability.
          -------------

     Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

     14.  Governing Law.
          --------------

     The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

     15.  Successors in Interest.
          -----------------------

     This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

     16.  Resolution of Disputes.
          -----------------------

     Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the committee administering the Plan. Any determination made hereunder shall be final, binding and conclusive on the Optionee and Company for all purposes.


                              SAFECARD SERVICES, INCORPORATED



                              By:   PAUL G. KAHN
                                  -----------------------------
                                    Paul G. Kahn
                                    Chief Executive Officer


                                    JOHN R. BIRK
                                  ------------------------------
                                    John R. Birk
                                    Optionee